Exhibit 99.1 Leading the Future of Breeding™ M a y 2 0 2 3

Key Management Team Rory Riggs Peter Beetham, PhD Greg Gocal, PhD CEO, CHAIRMAN COO, PRESIDENT EVP, CHIEF SCIENTIFIC CO-FOUNDER CO-FOUNDER OFFICER, CO-FOUNDER Noel Sauer, PhD Wade King, MD Rosa Cheuk Kim, JD SVP, HEAD OF R&D CHIEF FINANCIAL SVP, LEGAL OFFICER 2 2 2

CIBUS®

The Future of Breeding™

Founded
2001

Employees
~200

Headquarters
San Diego, CA



Highlights

Leading New Era of Gene Edited Trait Development in Agriculture

Business Model

Develop-License Plant Traits

- **Focus: Multi-Crop Blockbuster Traits**
  1) **Productivity Traits**
     - Improved yields, less chemicals
  2) **Sustainable Ingredients**
     - Ingredients that address climate goals

Technology

Cibus' Trait Machine™

- **Semi-Automated Breeding System**
- **Analog-to-Digital Type Scale Change**
- **400+ Issued or Pending Patents**
  - Calyxt Merger will consolidate Major IP & Technology in Ag. Gene Editing

Products

6 Trait Pipeline

- **3 Developed Traits - Shipping**
- **3 Advanced Traits**

P&G Development Program

- Sustainable Ingredients and materials

Customers, 1st Traits

NUSEED Nutrien

Notes: Shipping means that traits are being transferred to customers in a customer's elite germplasm

Breeding is How Seed Co’s Develop Traits The Seed Industry: Productivity Traits are the Primary Basis for Competition. Seed Co’s Charge Productivity Trait Fees for Productivity Gains from Traits. Conventional Trait Development (Breeding!) has Severe Scale & Speed Limitations 4

Cibus’ Trait Machine Changes the Scale & Speed High Throughput Gene Editing System. - Operates as an Extension of Conventional Breeding Trait Development in a Fraction of the Time and Cost of Conventional Breeding “Nature Identical” Traits Non-GMO Traits that are Cibus conventional breeding like. Bio-Mfg. Standards Pharma Standard Quality Control & Assurance. High Throughput Gene Editing System Timebound, Predictable & Reproducible Breeding System. RTDS 5

Trait Machine is a Step Change in Trait Development Transforms the Steps Involved in- 1) Trait Development, and 2) Commercialization! 1– Prototyping Runs: Accelerates Development & Proof of Concept 2– Production Runs: Accelerates Speed to Market. Trait Machine Once a trait is developed, Trait Machine directly Trait Machine accelerates accelerates prototyping or edits a customer’s time to commercialization. testing of different traits. elite germplasm. 6

Addresses the Pressing Need From Climate Change Billions of Acres being hit by Changing Diseases, Pests & Resources Desperate Need for Scale & Time Change in Trait Development Gene Editing is Virtually the Only Tool that Can Address Climate Challenges at Scale 7

Climate Need is Driving Regulatory Change Global Push: Regulate Gene Editing Like Conventional Breeding New Gene Editing Regulations in Place Positive Policy Processes Underway Positive Policy Discussions Note: Cibus traits are developed without integrating foreign DNA in the process or product. in key target markets including the United States, the new gene editing regulations are specifically separating Cibus traits from GMO (Genetically Modified Organisms) and regulating Cibus Traits similarly to traits from conventional breeding. 8

The Market Opportunity The Business, Product and Economic Opportunity of Plant Traits

Trait Products are a Royalty Business Traits are Genetic Characteristics that Enable Plants to Manage Environmental Challenges Royalties are Paid for: Improved Yields, Increased Productivity, and/or Lower Costs (Chemicals!) Trait Royalty Market - $$$ “Traits by Acres by Trait Fees”

Example: The “Bt” Trait Trait: A “Bt” Protein that is Engineered into a Plant to make it Toxic to Plant Specific Pests. Bt Trait Economics: kills pests, decreases pesticide use/cost, increases yields. Crop Pest Note: Slide 22 for term definitions, data sources & assumptions.. Annual Trait Fees $2.6 B $0.5 B $0.7 B (by Crop 2020 est.)

Business Model: Traditional Trait Distribution Model: Traits Distributed in Seeds by Seed Co’s Seed Co’s Pay Trait Royalties based on Trait Fees Paid by Farmer TURN TO WHO TURN TO Farmers Seed Companies Trait Developers Challenged by the impacts of Environment & Climate change Seed Co’s sell Farmer seeds with Develop Productivity Traits traits to address productivity needs. - License Trait IP to Seed Co’s. Farmers pay Seed Co’s trait fees Collect Royalties: (in total cost charged for seed) - Seed Co’s pay Trait Royalties for Trait IP based on Trait Fees. 12 12

Cibus' Initial Commercial Model

1) **Three Trait Machine Platforms** - *Canola, Rice & Soybean;*
2) **Six Traits**



Trait Royalty Market (est.) for Cibus' 6 Traits in Canola, Rice & Soybean is ~ $2 Billion


Operational

Canola

TAM: 46 MM ACRES
Traits 5

Lead Customer: Nuseed
Traits Royalties (per acre) ~$5-$15


Operational

Rice

TAM: 11 MM ACRES
Traits 3

Lead Customer: Nutrien
Traits Royalties (per acre) ~$10-$30


2H 2023

Soybean

TAM: 190 MM ACRES
Traits 4

Lead Customer: GDM
Traits Royalties (per acre) ~$5-$15

Note: Slide 22 for term definitions, data sources & assumptions.

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Four of the Six Initial Traits are Multi-Crop Each Initial Trait has an Exp. Royalty > $100 MM/Yr. across the 3 Crops ‘ The Six Traits have Strong Demand across the 3 Crops Addressable TRAIT ACRES for Canola, Rice, Soybean ~250 MM Acres Note: Addressable Acres, Trait Fee Acres and Trait Royalty Market above are only for Canola, Soybean & Rice. Slide 22 for term definitions, data sources & assumptions. HT1 & HT3 together are estimated to > $100 million in Rice. 14 14 14

Corn & Wheat will Increase Market to > 500 MM Acres Trait Royalty Market (est.) for the 5 Crops & 6 Initial Traits is > $4 Billion Reducing Chemicals Like Fertilizers and Fungicides are $ Multi-Billion Multi-Crop Trait Royalty Markets $4.25 Billion Est. Trait Royalty Mkt. (All 5 Crops) Nutrient Use Efficiency Note: Slide 22 for term definitions, data sources & assumptions. Trait Royalty Market estimates for Cibus’ initial 6 Traits: 1) in Canola, Rice, Soybean, Wheat & Corn, and 2) NA, SA & Europe

Lead 1st Trait:

***PSR**: Pod Shatter Reduction - Canola/WOSR*

Trait Fees Acres (est.): ~26 MM, Trait Royalty Market (est.): ~$200 Million

Reducing Pod Shatter
Increases Oil Seed Yield

Increasing Farmers' Yields by Reducing Pod Shatter



POD Shatter Reduction

Strengthens Sheath that Holds the Oil Seeds

Sheaths Shatter in Rain/High Wind Causing
Yield Losses of 10% or More,

Strong Commercial Progress: Developed & Shipping

Initial Customers	**10**
Initial Trait Acres (est.)	**~15 MM**
Trait Royalties (per acre)	**$5-$10**
Trait Royalty Mkt (est.) (Initial 10 Customers)	**~$100 MM**

1st Shipment Q1 2023

Note: Slide 22 for term definitions, data sources & assumptions..
Acres based on Canola in N.A., EU

16

Photo credit to the Canola Council of Canada

Our 1st Blockbuster Trait

Sclerotinia White Mold Resistance - *Canola, Soybean*

Trait Fees Acres (est.): ~80 MM, Trait Royalty Market (est.): ~$650 Million

***Sclerotinia* Resistance**

Increases Yields, Reduces Fungicide use


Field Infection
Greenhouse Test
Resistance
Greenhouse Test
Wild Type Infected

***Sclerotinia* Resistance**

Builds internal defenses to prevent Sclerotinia from infecting plant.

Improves Yields and
Reduces Use/Cost of Fungicides

Major Crops	Canola/ WOSR	Soybean
Molecular Confirmation	Yes	Yes
Green House Confirmation	2023	NA
Field Validation (Est.)	2024	NA
Trait Fees Acres (est.)	~30 MM	~50 MM
Trait Royalties (per acre)	~$5-$10	~$5-$10
Trait Royalty Market (est.)	~$270 MM	~$385 MM

Note: Slide 22 for term definitions, data sources & assumptions.

Acres based on Canola, Soybean in N.A.,S.A., EU

Disease Resistance is a complex trait consisting of multiple modes of action. Cibus has green house confirmation on an MOA of the trait:

17

Photo credit to the Canola Council of Canada

Stacked Traits

Crop Platforms: *Trait Machine Enables Stacking Multiple Traits in a Specific Crop*

Canola is Cibus' 1st Crop Platform, Royalty Potential > $800 MM



Canola
OSR
~46 MM Acres

	Cibus Trait Fee Acres (est.)	Trait Royalty (per acre)	Trait Royalty Market (est.)
Pod Shatter (PSR)	26 MM	$5-$10	~$200 MM
Sclerotinia Resistance	30 MM	$5-$10	~$260 MM
Herbicide Tolerance #2 (HT2)	20 MM	$5-$10	~$145 MM
Nutrient Use Efficiency (NUE)	46 MM	$10-$15	~$250 MM

***Sclerotinia*, HT#2 & NUE are Multi-Crop Traits**

Note: Slide 22 for term definitions, data sources & assumptions.
Acres based on Canola in N.A., Europe

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Sustainable Ingredients Addresses Global Drive to Transition Ingredients to meet Corporate Sustainability Objectives P&G Collaboration: A Model for Co’s with Climate 2040 Sustainability Goals Proctor & Gamble In Q1-2023, Cibus and P&G entered into a collaboration to develop sustainable low carbon ingredients. - P&G will fund a multi-year program to develop Sustainable Low Carbon Ingredients that help advance its sustainability objectives. - Working with Cibus to Build a broader coalition.

Multi-Crop Blockbusters

Traits that Address > 100 MM Acres with Trait Royalties of $5 to $15 per acre



Blockbusters are Traits that Address Agricultural Sustainability at Scale

Target Areas

Resistance Traits

DISEASE RESISTANCE
Able to resist or fight disease pathogens. Reduces fungicide use

INSECT RESISTANCE
Able to resist specific pests or insects. Reduces pesticide use.

Efficiency Traits

CLIMATE CHANGE
Addressing the impacts of climate such as drought & weather

NUTRIENT PROCESSING
Able to better process available nutrients. Reduces fertilizer needs.

AGRONOMY
Physiological traits that improve yields and farmability

Sustainable Ingredients

PLANT OUTPUTS
Renewable products that don't negatively impact the environment during production, use, or disposal.

PROCESS OUTPUTS
Replacing inputs or process materials that negatively impact the environment.

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2023 Highlights & Key Milestones

Trait Royalty Market (est.) for Cibus' 6 Traits in Canola, Rice & Soybean is ~ $2 Billion

Trait Products

Canola
- **Shipments:** Six PSR Trait Transfers (1st Transfer in Q1 2023)
- **Green House Data:** HT2, Sclerotinia (Q3 2023)
- **Initiate Edits:** Nutrient Use Efficiency (H2 2023)

Rice
- **Shipments:** Two HT Trait Transfers (Transfers in Q2 2023)
- **Initiate Edits:** Nutrient Use Efficiency (Q1 2023)

Soybean
- Complete Platform Development (H2 2023)
- **Initiate Edits:** HT2, *Sclerotinia* (H2 2023)

Wheat, Corn
- Wheat Platform Q4 2024
- Corn Platform Q4 2025

Operations

Trait Machine
- "**Oberlin**" Operational H2 2023

Disclaimer

Securities Law Matters
This presentation has been prepared by Cibus Global, LLC (the "Company"), and the Company is responsible for its contents. It shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any securities of the Company be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this presentation is truthful or complete. Any representation to the contrary is a criminal offense.

Industry and Market Data
Information about market and industry statistics contained in this presentation is included based on information available to the Company that it believes is accurate in all material respects. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. The Company has not reviewed or included data from all sources, and the Company cannot assure potential investors of the accuracy or completeness of the data included in this presentation. Forecasts and other forward-looking information obtained from these sources, including estimates of future market size, revenue and market acceptance of products and services, are subject to the same qualifications and the additional uncertainties accompanying any forward-looking statements.

Acreage Data
This presentation has 2 available acreage calculations: TAM-Total Accessible Acres and Trait Fees Acres. These are based on the company's estimate of total hybrid acres available in: North America, South America & Europe for each crop. European acres are not currently accessible. These acres depend on a favorable outcome of the current EU Parliamentary process. They are shown to show the potential increase in available acres if the EU were to pass the proposed legislation. The EU is expected to advance its legislative process for its proposed legislation.

Intellectual Property
"Cibus," "RTDS," "Rapid Trait Development System," "FALCO," "SU Canola," "Nucelis," "ASAP," "A Different Breed," "Trait Machine," "Inspired by Nature," "Driving Sustainable Agriculture," "Reshaping Crop Protection," "Reinventing Trait Development", "Timebound & Predictable", "Driving Trait & Breeding Innovation", "Future of Breeding", the Cibus logo and other trademarks or service marks of Cibus appearing in this presentation are the property of Cibus.

Trade names, trademarks and service marks of other companies that appear are the property of their respective holders and do not imply a relationship with, or endorsement or sponsorship of us, by these other companies. Solely for convenience, trademarks and trade names in this presentation appear without the ™ and ® symbols, but any such failure to appear should not be construed as indicating that their respective owners will not assert their rights with respect thereto. Cibus has over 400 *patents* issued or filed.

Company Data, Projections & Terms

1. **Developed means validated field trials (Canola PSR, rice HT1, HT3); Advanced development means editing process underway with known edit targets.**
2. **Bt refers to Bacillus thuringiensis that is a species of bacteria that lives in soil**
3. **TAM, Addressable Markets and Trait Fee Acres company estimates based on industry sources. There can be no assurance that Trait Fee Acres can be achieved.**
4. **Trait Machine Platforms are operational in canola and rice. Soybean is expected to be operational in H2 2023.**
5. **Trait Royalty Market is an estimate of the Trait Fee Acres and Trait Fees for a Cibus Trait.**
6. **Shipping means traits are transferred to customers in a customer's elite germplasm.**
7. **MOA refers single mode of action for a complex trait.**
8. **Complex traits refers to traits consisting of multiple modes of action. Greenhouse confirmation of a complex trait may refer to a single MOA or Multiple MOA's.**
9. **Initiate Edits means that the editing process has begun for the trait in the specific crops. They may be for a single MOA or Multiple MOA's.**
10. **Greenhouse Data means greenhouse confirmation for a single mode action or multiple modes of action for a trait.**

3rd Party Data

1. **Trait Fee information are 2020 estimates based on data from Agbioinvestor, US Gov., BCG & 3rd party consultants. Traits are predominantly GMO traits in North & South America.**

Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of applicable securities laws, including The Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “intend”, “expect,” “plan,” “scheduled,” “could,” “would” and “will,” or the negative of these and similar expressions. These forward-looking statements, which are based on our management’s current expectations and assumptions and on information currently available to management. Forward-looking statements include statements about the completion and timing of the merger of Cibus and Calyxt and the transactions related thereto (collectively, the “Transactions”); the subsequent integration of the companies and the realization of anticipated benefits of the Transactions; the advancement, timing and progress of platform development and trait development in such crop platforms; the timing of our presentation of data related to our trait development activity; the timeframe for transferring traits in customers’ elite germplasm; the capacity of our productivity traits to deliver competitive yield improvements; the ability of gene editing to address climate change at scale; the timing and nature of regulatory developments relating to gene editing; the market opportunity for Cibus’ plant traits, including the number of addressable acres, and the trait fees that Cibus expects to receive; and Cibus’ ability to enter into and maintain significant customer collaborations. These forward-looking statements are made in light of information currently available to us and are subject to numerous risks and uncertainties, including with respect to the numerous risks associated with novel technologies and product candidate development. Cibus’ operating plans, including product development plans, may change as a result of various factors, including factors currently unknown to Cibus. There are important factors that could cause Cibus’ actual results, level of activity, performance or achievements to differ materially from those expressed or implied by forward-looking statements, including factors related to: competition from competitors with greater resources than Cibus; regulatory developments that disfavor or impose significant burdens on gene-editing processes or products; commodity prices and other market risks facing the agricultural sector; increased or unanticipated time and resources required for Cibus’ platform or trait product development efforts; technological developments that could render Cibus’ technologies obsolete; Cibus’ need for additional funding to finance its activities and challenges in obtaining additional capital on acceptable terms, or at all; Cibus’ reliance on third parties in connection with its development activities; challenges to Cibus’ intellectual property protection and unexpected costs associated with defending Cibus’ intellectual property rights; and other risks, including those, identified in the proxy statement / prospectus, which was filed with the SEC by Calyxt, Inc. on April 18, 2023 pursuant to an effective registration statement of Calyxt, Inc. on Form S-4 (File No. 333-269764). In addition to these factors, other known and unknown risks and uncertainties may adversely affect such forward-looking statements and cause Cibus’ actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Except as required by law, Cibus assumes no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Cibus/Calyxt Cap. Structure

Cibus and Calyxt are Merging: New Ticker, CBUS Combines Leaders in Gene Editing in Agriculture Equity Split: Cibus 95%/Calyxt 5% See: Cibus.com for Announcement & Details Merger Combines Key Technologies in Ag. Gene Editing Productivity Traits Sustainable Ingredients Gene Edited Plants Plants, Microorganisms Oil Seeds Cereals Yarrowia Plant Cell Matrix (Both) (Both) (Cibus) (Calyxt) https://www.Cibus.com/press-release.php 25